Exhibit 99.1

Kraft Heinz Outlines the Next Phase of Its Transformation at the 2022 CAGNY Conference
Increases Long Term Growth Algorithm

PITTSBURGH & CHICAGO – Feb. 22, 2022 - The Kraft Heinz Company (Nasdaq: KHC) (“Kraft Heinz” or the “Company”) will today discuss progress the Company is making against its strategic transformation plan at the 2022 Consumer Analyst Group of New York (CAGNY) Conference. Miguel Patricio, Chief Executive Officer; Carlos Abrams-Rivera, EVP & President, North America; and Andre Maciel, incoming EVP & Global Chief Financial Officer, will detail how the Company aims to accelerate profitable growth coupled with an attractive dividend to deliver meaningful value over the long term.
The Company will describe how it has reset its foundation and fully deployed its Operating Model in the past two years, a mainly internally focused process to get established best practices in place and bring it to industry standards.
"Our transformation to date has been successful in unleashing the full power of Kraft Heinz by transitioning from our size working against us, to our scale working for us,” said Patricio. “In our next phase, you will see us augment our agile expertise and capabilities through partnerships with technology giants and cutting-edge innovators to redefine best-in-class. We are also utilizing our improved financial flexibility to acquire capabilities that can be much more powerful when combined with the scale of our portfolio. We call this AGILE@SCALE."
The Company will also highlight that, as a result of successful portfolio management, almost two-thirds of its business now resides in consumer platforms that have relatively attractive growth profiles that it expects will carry higher-than-average profit margins into the future.
“AGILE@SCALE creates a continuous improvement cycle for how we run and transform our business, leveraging our scale to maximize the impact of our current and future initiatives,” said Abrams-Rivera.
Patricio added, “As we transition to accelerate profitable growth, our improved portfolio and Operating Model will continue to drive us forward through the power of AGILE@SCALE. This combination is already generating early wins. As a result, we have increased our long-term algorithm.”
Deploying AGILE@SCALE
Over the past 18 months, the Company has identified and prioritized critical initiatives, utilizing agile disciplines and digital solutions, across its entire value chain. With a focus on building a tech ecosystem comprised of proprietary systems, the Company is developing in-house digital capabilities in partnership with leading-edge tech companies.
“AGILE@SCALE will build on the efficiency and effectiveness of our transformation to date. We are creating a cycle between how we run and transform the business to fundamentally shift how we work, collaborate and go to market going forward,” said Abrams-Rivera. “To scale our new solutions, we have flattened the organization to reduce layers and increase the span of control of our managers, empowering them to remove roadblocks and focus on driving results.”

The Company will also provide several examples of how it is creating the structure required to implement agility throughout the organization today and how it will leverage proven solutions to maximize value creation tomorrow.
Long Term Financial Profile
Taking into account the reorientation of the business to date and confidence in its next phase, Kraft Heinz will also announce that it is increasing its long-term growth targets, including:
•Organic Net Sales(1) growth from 1% – 2% to 2% – 3%
•Adjusted EBITDA(1) growth from 2% – 3% to 4% – 6%
•Adjusted EPS(1) growth from 4% – 6% to 6% – 8%
•with greater than or equal to 100% Free Cash Flow(1) conversion.
Maciel added, “With AGILE@SCALE energizing each aspect of our Operating Model, we expect to open new growth opportunities and unlock greater efficiencies that will generate meaningful Free Cash Flow and fund further investments in our brands. We also plan to utilize our capital to plant seeds that can improve our trajectory even further over time, while maintaining both a strong payout to stockholders and a net leverage below four times."
The Company expects to deliver at least $2 billion of gross efficiencies, slightly ahead of its previous commitment, even though recent divestitures removed approximately 15% of its addressable cost base. It also views AGILE@SCALE as cost neutral and does not expect any material restructuring charges associated with those initiatives.
2022 Outlook
The Company will reiterate its expectation to deliver 2022 Adjusted EBITDA in the range of $5.8 billion to $6.0 billion, as announced in its fourth quarter and full year 2021 earnings. This outlook reflects a 53rd week in 2022, the impact of divestitures versus the prior year, strong Organic Net Sales as well as the Company's ongoing efforts to manage inflationary pressures as it continues to invest in long-term growth.
End Notes
(1)Organic Net Sales, Adjusted EBITDA, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures. Please see discussion of non-GAAP financial measures at the end of this press release for more information. We provide guidance for Organic Net Sales, Adjusted EBITDA, Adjusted EPS, and Free Cash Flow on a non-GAAP basis only because certain information necessary to calculate the most comparable GAAP measure is unavailable due to the uncertainty and inherent difficulty of predicting the occurrence and the future financial statement impact of such items impacting comparability, including, but not limited to, the impact of currency, acquisitions and divestitures, divestiture-related license income, restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, equity award compensation expense, losses/(gains) on the sale of a business, other losses/(gains) related to acquisitions and divestitures (e.g., tax and hedging impacts), nonmonetary currency devaluation (e.g., remeasurement gains and losses), debt prepayment and extinguishment costs, and certain significant discrete income tax items (e.g., U.S. and non-U.S. tax reform), among other items. Therefore, as a result of the uncertainty and variability of the nature and amount of future adjustments, which could be significant, the Company is unable to provide a reconciliation of these measures without unreasonable effort.
Webcast Information
A prepared presentation at the CAGNY conference will begin at 11:30 a.m. Eastern Standard Time today and will be available at ir.kraftheinzcompany.com. A replay will also be accessible after the event at ir.kraftheinzcompany.com.

ABOUT THE KRAFT HEINZ COMPANY
We are driving transformation at The Kraft Heinz Company (Nasdaq: KHC), inspired by our Purpose, Let’s Make Life Delicious. Consumers are at the center of everything we do. With 2021 net sales of approximately $26 billion, we are committed to growing our iconic and emerging food and beverage brands on a global scale. We leverage our scale and agility to unleash the full power of Kraft Heinz across a portfolio of six consumer-driven product platforms. As global citizens, we’re dedicated to making a sustainable, ethical impact while helping feed the world in healthy, responsible ways. Learn more about our journey by visiting www.kraftheinzcompany.com or following us on LinkedIn and Twitter.
Forward-Looking Statements
This press release contains a number of forward-looking statements. Words such as “accelerate,” “aim,” “believe,” “create,” “deliver,” “drive,” “expect,” “focus,” “fund,” “generate,” “grow,” “implement,” “improve,” “invest,” “leverage,” “make,” “maintain,” “maximize,” “plan,” “provide,” “see,” “transform,” "will," and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the Company's plans, impacts of accounting standards and guidance, growth, legal matters, taxes, costs and cost savings, impairments, dividends, expectations, investments, innovations, opportunities, capabilities, execution, initiatives, and pipeline. These forward-looking statements reflect management's current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company's control.
Important factors that may affect the Company's business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the impacts of COVID-19 and government and consumer responses; operating in a highly competitive industry; the Company’s ability to correctly predict, identify, and interpret changes in consumer preferences and demand, to offer new products to meet those changes, and to respond to competitive innovation; changes in the retail landscape or the loss of key retail customers; changes in the Company's relationships with significant customers or suppliers, or in other business relationships; the Company’s ability to maintain, extend, and expand its reputation and brand image; the Company’s ability to leverage its brand value to compete against private label products; the Company’s ability to drive revenue growth in its key product categories or platforms, increase its market share, or add products that are in faster-growing and more profitable categories; product recalls or other product liability claims; climate change and legal or regulatory responses; the Company’s ability to identify, complete, or realize the benefits from strategic acquisitions, alliances, divestitures, joint ventures, or other investments; the Company's ability to successfully execute its strategic initiatives; the impacts of the Company's international operations; the Company's ability to protect intellectual property rights; the Company's ownership structure; the Company’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes, and improve its competitiveness; the Company's level of indebtedness, as well as our ability to comply with covenants under our debt instruments; additional impairments of the carrying amounts of goodwill or other indefinite-lived intangible assets; foreign exchange rate fluctuations; volatility in commodity, energy, and other input costs; volatility in the market value of all or a portion of the commodity derivatives we use; compliance with laws and regulations and related legal claims or regulatory enforcement actions; failure to maintain an effective system of internal controls; a downgrade in the Company's credit rating; the impact of future sales of the Company's common stock in the public market; the Company’s ability to continue to pay a regular dividend and the amounts of any such dividends; unanticipated business disruptions and natural events in the locations in which the Company or its customers, suppliers, distributors, or regulators operate; economic and political conditions in the United States and in various other nations where the Company does business; changes in the Company's management team or other key personnel and the Company's ability to hire or retain key personnel or a highly skilled and diverse global workforce; risks associated with information technology and systems, including service interruptions, misappropriation of data, or breaches of security; increased pension, labor, and people-related expenses; changes in tax laws and interpretations;

volatility of capital markets and other macroeconomic factors; and other factors. For additional information on these and other factors that could affect the Company's forward-looking statements, see the Company's risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange Commission (“SEC”). The Company disclaims and does not undertake any obligation to update, revise, or withdraw any forward-looking statement in this press release, except as required by applicable law or regulation.
Non-GAAP Financial Measures
The non-GAAP financial measures provided should be viewed in addition to, and not as an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) that are presented in the Company’s filings with the SEC.
To supplement the financial information, the Company has presented Organic Net Sales, Adjusted EBITDA, Adjusted EPS, and Free Cash Flow, which are considered non-GAAP financial measures. The non-GAAP financial measure presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable GAAP financial measures, such as net sales, net income/(loss), diluted earnings per share (“EPS”), net cash provided by/(used for) operating activities, or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures.
Management uses these non-GAAP financial measures to assist in comparing the Company's performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company's underlying operations. Management believes that presenting the Company's non-GAAP financial measures (i.e., Organic Net Sales, Adjusted EBITDA, Adjusted EPS, and Free Cash Flow) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company's results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting the Company's business than could be obtained absent these disclosures.
Organic Net Sales is defined as net sales excluding, when they occur, the impact of currency, acquisitions and divestitures, and a 53rd week of shipments. The Company calculates the impact of currency on net sales by holding exchange rates constant at the previous year's exchange rate, with the exception of highly inflationary subsidiaries, for which the Company calculates the previous year's results using the current year's exchange rate. Organic Net Sales is a tool that can assist management and investors in comparing the Company's performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect the Company's underlying operations.
Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding restructuring activities); in addition to these adjustments, the Company excludes, when they occur, the impacts of divestiture-related license income (e.g., income related to the sale of licenses in connection with the Cheese Transaction), restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, and equity award compensation expense (excluding restructuring activities). Adjusted EBITDA is a tool that can assist management and investors in comparing the Company's performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect the Company's underlying operations.

Adjusted EPS is defined as diluted earnings per share excluding, when they occur, the impacts of restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, losses/(gains) on the sale of a business, other losses/(gains) related to acquisitions and divestitures (e.g., tax and hedging impacts), nonmonetary currency devaluation (e.g., remeasurement gains and losses), debt prepayment and extinguishment costs, and certain significant discrete income tax items (e.g., U.S. and non-U.S. tax reform), and including, when they occur, adjustments to reflect preferred stock dividend payments on an accrual basis. The Company believes Adjusted EPS provides important comparability of underlying operating results, allowing investors and management to assess operating performance on a consistent basis.
Free Cash Flow is defined as net cash provided by/(used for) operating activities less capital expenditures. The Company believes Free Cash Flow provides a measure of the Company's core operating performance, the cash-generating capabilities of the Company's business operations, and is one factor used in determining the amount of cash available for debt repayments, dividends, acquisitions, share repurchases, and other corporate purposes. The use of this non-GAAP measure does not imply or represent the residual cash flow for discretionary expenditures since the Company has certain non-discretionary obligations such as debt service that are not deducted from the measure.
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Contacts
Alex Abraham (media)
Alex.Abraham@kraftheinz.com

Christopher Jakubik, CFA (investors)
ir@kraftheinz.com